                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the Quarterly Report on Form 10-Q of LIN Television Corporation for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary R. Chapman, Chief Executive Officer of the Company, William A. Cunningham, Vice President and Controller, Deborah R. Jacobson, Vice President of Corporate Development and Treasurer, and Peter E. Maloney, Vice President of Finance, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Dated: May 10, 2004             /s/ Gary R. Chapman
                                    --------------------------------------------
                                    Gary R. Chapman
                                    Chief Executive Officer

    Dated: May 10, 2004             /s/ William A. Cunningham
                                    --------------------------------------------
                                    William A. Cunningham
                                    Vice President and Controller

    Dated: May 10, 2004             /s/ Deborah R. Jacobson
                                    --------------------------------------------
                                    Deborah R. Jacobson
                                    Vice President of Corporate Development and
                                    Treasurer

    Dated: May 10, 2004             /s/ Peter E. Maloney
                                    --------------------------------------------
                                    Peter E. Maloney
                                    Vice President of Finance